UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Manitowoc Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

EXPLANATORY NOTE

The Manitowoc Company, Inc. (the “Company”) is filing the attached revised Definitive Proxy Statement on Schedule 14A related to the Company’s 2017 Annual Meeting of Shareholders to correct matters related to the voting choices on the proxy card with respect to proposal 4, the advisory vote related to the frequency of future advisory votes to approve named executive officer compensation. This filing does not update any other information set forth in the proxy statement.

ANNUAL MEETING OF THE MANITOWOC COMPANY, INC.

Date:	Tuesday, May 2, 2017
Time:	9:00 A.M. (CDT)
Place:	Holiday Inn, 4601 Calumet Avenue, Manitowoc, Wisconsin

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR proposals 1 through 3 and for 1 YEAR for proposal 4.

1: Election of Directors	For		Withhold		Directors Recommend
01 José María Alapont	☐		☐		For
02 Robert G. Bohn	☐		☐		For
03 Donald M. Condon, Jr.	☐		☐		For
04 Anne M. Cooney	☐		☐		For
05 Kenneth W. Krueger	☐		☐		For
06 Jesse A. Lynn	☐		☐		For
07 C. David Myers	☐		☐		For
08 Barry L. Pennypacker	☐		☐		For
09 John C. Pfeifer	☐		☐		For

	For	Against	Abstain
2: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐		For

3: An advisory vote to approve the compensation of the Company’s named executive officers.	☐	☐	☐		For

	1 Year	2 Years	3 Years	Abstain	1 Year
4: An advisory vote related to the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.	☐	☐	☐	☐

5: Such other business as may properly come before the Annual Meeting.

Comments: Please print your comments below.

To attend the meeting and vote your shares in person, please mark this box.	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of The Manitowoc Company, Inc.

to be held on Tuesday, May 2, 2017

for Holders as of February 28, 2017

This proxy is being solicited on behalf of the Board of Directors

INTERNET	VOTE BY:	TELEPHONE

Go To		866-390-5369
www.proxypush.com/mtw
• Cast your vote online.	OR	• Use any touch-tone telephone.
• View Meeting Documents.		• Have your Proxy Card/Voting Instruction Form ready.
• Follow the simple recorded instructions.
MAIL

OR	• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Barry L. Pennypacker and Louis F. Raymond, and each of them, as proxies for the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of The Manitowoc Company, Inc. that the undersigned is entitled to vote at the meeting and any adjournment of the meeting upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment of the meeting, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy previously given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND FOR 1 YEAR ON PROPOSAL 4, AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 5.

All votes must be received by 5:00 P.M., Eastern Time, May 1, 2017.

All votes for 401(k) participants must be received by 5:00 P.M., Eastern Time, April 26, 2017.

PROXY TABULATOR FOR

THE MANITOWOC COMPANY, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #
CLIENT #

Proxy — The Manitowoc Company, Inc.

Proxy/Voting Instructions Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders on May 2, 2017.

The undersigned appoints Barry L. Pennypacker and Louis F. Raymond or either of them as proxies for the undersigned, with full power of substitution to vote the shares of stock of The Manitowoc Company, Inc. (“the Company”), of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn Manitowoc located at 4601 Calumet Ave., Manitowoc, Wisconsin on Tuesday, May 2, 2017 at 9:00 a.m. (CDT).

As set forth in the enclosed proxy materials, the following matters of business are scheduled to be acted upon at the meeting:

1.	The election of nine directors;
2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;
3.	An advisory vote to approve the compensation of the Company’s named executive officers;
4.	An advisory vote related to the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.
5.	Such other business as may properly come before the Annual Meeting.
The Board of Directors of the Company recommends the following votes:
•	FOR election of the nine directors named in the enclosed proxy materials; if elected, each director will serve a one-year term expiring at the Annual Meeting of Shareholders in 2018;
•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;
•	FOR approval of the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the Executive Compensation sections of the Proxy Statement; and
•	For holding future advisory votes to approve the compensation of the Company’s named executive officers EVERY YEAR.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” the election of directors in Proposal 1, “FOR” Proposals 2 and 3 and for “1 Year” on Proposal 4, and authority will be deemed granted under Proposal 5.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The proxies cannot vote your shares unless you sign and return this card.